UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 7, 2006

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ULTRASTRIP SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Florida	000-25663	65-0841549
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

3515 S.E. Lionel Terrace

Stuart, FL 34997

(772) 287-4846

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement

On February 7, 2006, UltraStrip Systems, Inc. (“UltraStrip”) entered into an exclusive five-year agreement with two subsidiaries of BAE Systems, a major U.K and U.S. defense contractor, to provide UltraStrip’s patented robotic water-jetting coating removal services to BAE shipyards in San Francisco and San Diego, California. Additionally, UltraStrip and BAE intend to work together to create further opportunities for UltraStrip’s water-jetting technology in two other BAE shipyards in the United States, as well as other domestic and foreign ship repair opportunities.

On February 10, 2006, UltraStrip sold a robotic water-jetting system to a Japanese investment company for $665,000. The system has been delivered and payment received.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRASTRIP SYSTEMS, INC.

By:	/s/ J.C. “JIM” RUSHING III
Chief Financial Officer

Date: February 16, 2006

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